Exhibit 31.3

CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, William J. Berger, certify that:

1. I have reviewed this Amendment No. 1 on Form 10-K/A of Sunnova Energy International Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	March 6, 2020	/s/ William J. Berger
William J. Berger
Chief Executive Officer